                                                    CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 3, 2003, in Post-effective  Amendment No. 9 to the Registration  Statement (Form S-3
No. 333-00995) and related Prospectus of American Skandia Life Assurance Corporation.

                                                                  /s/ ERNST & YOUNG LLP

Hartford, Connecticut
April 15, 2004